SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): July 24, 2000
                                                           -------------



                         WALLSTREET RACING STABLES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                         0-23823                           84-1313024
--------                       -------------                  ------------------
(State or other juris-         (Commission                     (I.R.S. Employer
 diction of incorpora-         File Number)                  Identification No.)
 tion)


                          1001 Kings Avenue, Suite 200
                           Jacksonville, Florida                 32207
               ---------------------------------------        ----------
               (Address of Principal Executive Offices)       (Zip Code)


        Registrant's telephone number including area code: (904) 346-0170
                                                           --------------


       (Former name or former address, if changed since last report): N/A


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Item 1. CHANGES IN CONTROL OF REGISTRANT

          No report required.


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

          No report required.


Item 3. BANKRUPTCY OR RECEIVERSHIP

          No report required.


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 24, 2000, Wallstreet Racing Stables, Inc. (the "Company"), as approved by the Board of Directors, engaged Stark Tinter & Associates, LLC as its principal accountant and independent auditors for the year ending June 30, 2000, and simultaneously accepted the resignation of Kish Leake & Associates, P.C. as its principal accountant and auditors. Kish Leak & Associates, P.C. stated as its reason for its resignation that it would no longer engage in providing audit services to public companies.

     The reports of Kish Leake & Associates, P.C. for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and the interim period since that date, there were no disagreements with Kish Leake & Associates, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Kish Leake & Associates, P.C., would have caused Kish Leake & Associates, P.C. to make reference to the matter in their report. Further, there were no reportable events as that term is described in Item 304(a)(1)(iv)(B) of Regulation S-B.

     The Company has requested Kish Leake & Associates, P.C. to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated August 21, 2000, is filed as Exhibit 1 to this Form 8-K/A.

     During the two most recent fiscal years and any subsequent interim period, the Company has not consulted Stark Tinter & Associates LLC, regarding any matter requiring disclosure in this Form 8-K/A.

Item 5. OTHER EVENTS

          No report required.


Item 6. RESIGNATION OF DIRECTORS

          No report required.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          a.   Not applicable.

          b.   Not Applicable.

          c.   Exhibits.

               1. Letter, dated August 21, 2000, from former certifying accountant, Kish Leake & Associates, P.C.


Item 8. CHANGE IN FISCAL YEAR

          Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WALLSTREET RACING STABLES, INC.

Date: August 17, 2000                  By:  /s/ Timothy J. Murtaugh
      ---------------                       ------------------------------------
                                                Timothy J. Murtaugh, President





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                                  EXHIBIT INDEX

Exhibit
Number                                    Description
------                      ------------------------------------------

 1 Letter from Kish Leake & Associates, P.C., dated August 21, 2000